Registration No. 333-58697
========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8



                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                                        38-0549190
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

     One American Road
     Dearborn, Michigan                                   48126-1899
(Address of principal executive offices)                  (Zip Code)


                          1990 Long-Term Incentive Plan
                            (Full Title of the Plan)

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                          Dearborn, Michigan 48126-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

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                                       -2-

                          1990 Long-Term Incentive Plan
                             _______________________

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-46295,  33-55847, 33-54348
and 33-39402 are incorporated herein by reference.
                              ____________________


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The  following  documents  filed or to be filed  with  the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

          (a) The latest  annual  report of Ford Motor  Company  ("Ford")  filed pursuant to Section 13(a) or 15(d) of the  Securities  Exchange Act of 1934
     (the  "1934  Act")  which  contains,   either  directly  or  indirectly  by
     incorporation  by  reference,  certified  financial  statements  for Ford's latest fiscal year for which such statements have been filed.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

          (c) The description of Ford's Common Stock contained in registration statement no. 333-38352 filed by Ford under the Securities Act of 1933.

     All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


Item 8. Exhibits.


Exhibit 4.A    -    Ford Motor Company 1990 Long-Term Incentive Plan. Filed as
                    Exhibit 4(A) to Registration Statement No. 33-39402 and
                    incorporated herein by reference.

Exhibit 4.B    -    Amendment to 1990 Long-Term  Incentive Plan  (effective as of October 1, 1990).  Filed as Exhibit  10-P-1 to Ford's
                    Annual  Report on Form 10-K for the year ended  December 31,
                    1991 and incorporated herein by reference.
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                                       -3-

Exhibit 4.C    -    Amendment to 1990 Long-Term Incentive Plan (effective as of
                    March 8, 1995).  Filed as Exhibit 10. 2 to Ford's Quarterly
                    Report on Form 10-Q for the quarter ended March 31, 1995 and incorporated herein by reference.

Exhibit 4.D    -    Amendment to 1990 Long-Term  Incentive Plan  (effective as of October 1, 1997).  Filed as Exhibit  10-M-3 to Ford's
                    Annual Report on Form 10-K for the year ended December 31,
                    1997 and incorporated herein by reference.

Exhibit 4.E    -    Amendment to 1990 Long-Term Incentive Plan (effective as
                    of January 1, 1998).  Filed as Exhibit 10-M-4 to Ford's
                    Annual Report on Form 10-K for the year ended December 31,
                    1997 and incorporated herein by reference.

Exhibit 5      -    Opinion of Kathryn S.  Lamping,  an Assistant Secretary
                    and Counsel of Ford Motor Company,  with respect to the
                    legality of the securities being registered hereunder.
                    Filed with this Registration Statement.

Exhibit 15     -    Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information.  Filed
                    with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants.  Filed
                    with this Registration Statement.

Exhibit 24.A   -    Powers of Attorney authorizing signature.  Filed as Exhibit
                    24.A to Registration Statement No. 333-37396 and Exhibit
                    24.B to Registration Statement No. 333-40258 and
                    incorporated herein by reference.

Exhibit 24.B   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney.  Filed as Exhibit
                    24.B to Registration Statement No. 333-37396 and
                    incorporated herein by reference.

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                                      -4-

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 2nd day of August, 2000.

                                       FORD MOTOR COMPANY

                                       By:  William Clay Ford, Jr.*
                                            -----------------------------------
                                           (William Clay Ford, Jr.)
                                            Chairman of the Board of Directors


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the date indicated.

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


         Signature                                     Title                                   Date
         ---------                                     -----                                   ----
                                                Director and President and
                                                Chief Executive Officer
    Jacques A. Nasser*                          (principal executive officer)
-----------------------------
   (Jacques A. Nasser)
                                                Director, Chairman of the Board and
                                                Chairman of the Environmental and
                                                Public Policy Committee, the Finance
                                                Committee and the Nominating
  William Clay Ford, Jr.*                       and Governance Committee
-----------------------------
 (William Clay Ford, Jr.)                                                                 August 2, 2000



   John R. H. Bond                              Director
-----------------------------
  (John R. H. Bond)


                                                Director and Chairman of the
    Michael D. Dingman*                         Compensation Committee
-----------------------------
   (Michael D. Dingman)



     Edsel B. Ford II*                          Director
-----------------------------
    (Edsel B. Ford II)



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                                       -5-


         Signature                                     Title                                   Date
         ---------                                     -----                                   ----


     William Clay Ford*                         Director
-----------------------------
    (William Clay Ford)


                                                Director and Chairman of
  Irvine O. Hockaday, Jr.*                      the Audit Committee
-----------------------------
 (Irvine O. Hockaday, Jr.)



     Marie-Josee Kravis*                        Director
-----------------------------
    (Marie-Josee Kravis)



      Ellen R. Marram*                          Director
-----------------------------
     (Ellen R. Marram)



     Homer A. Neal*                             Director                                  August 2, 2000
-----------------------------
    (Homer A. Neal)



   Jorma J. Ollila*                             Director
-----------------------------
  (Jorma H. Ollila)



   Carl E. Reichardt*                           Director
-----------------------------
  (Carl E. Reichardt)



     Robert E. Rubin*                           Director
-----------------------------
    (Robert E. Rubin)



     John L. Thornton*                          Director
-----------------------------
     (John L. Thornton)


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                                      -6-

         Signature                                     Title                                   Date
         ---------                                     -----                                   ----


                                                Group Vice President and
                                                Chief Financial Officer
      Henry D.G. Wallace*                       (principal financial officer)
-----------------------------
     (Henry D.G. Wallace)


                                                Vice President and Controller
   William A. Swift*                            (principal accounting officer)
-----------------------------
 (William A. Swift)



*By:/s/K. S. Lamping
-----------------------------
    (K. S. Lamping,
     Attorney-in-Fact)

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
                                  EXHIBIT INDEX

                                                                                               Sequential Page
                                                                                                 at which Found
                                                                                               (or Incorporated
                                                                                                 by Reference)
                                                                                               -----------------
Exhibit 4.A    -    Ford Motor Company 1990 Long-Term  Incentive  Plan.  Filed as Exhibit
                    4(A) to Registration  Statement No. 33-39402 and incorporated  herein by reference.

Exhibit 4.B    -    Amendment to 1990 Long-Term  Incentive Plan  (effective as of October
                    1, 1990).  Filed as Exhibit  10-P-1 to Ford's  Annual  Report on Form
                    10-K for the year ended December 31, 1991 and incorporated  herein by reference.

Exhibit 4.C    -    Amendment to 1990 Long-Term  Incentive Plan (effective as of March 8,
                    1995).  Filed as Exhibit 10. 2
                    to Ford's  Quarterly  Report on Form 10-Q for the quarter ended March
                    31, 1995 and incorporated herein by reference.

Exhibit 4.D    -    Amendment to 1990 Long-Term  Incentive Plan  (effective as of October
                    1, 1997).  Filed as Exhibit  10-M-3 to Ford's  Annual  Report on Form
                    10-K for the year ended December 31, 1997 and incorporated  herein by reference.

Exhibit 4.E    -    Amendment to 1990 Long-Term  Incentive Plan  (effective as of January
                    1, 1998).  Filed as Exhibit  10-M-4 to Ford's  Annual  Report on Form
                    10-K for the year ended December 31, 1997 and incorporated  herein by reference.

Exhibit 5      -    Opinion of Kathryn S. Lamping,  an Assistant Secretary and Counsel of
                    Ford Motor  Company,  with respect to the legality of the  securities being registered hereunder.  Filed with this Registration Statement.

Exhibit 15     -    Letter  from  Independent   Certified  Public  Accountants  regarding
                    unaudited   interim   financial   information.    Filed   with   this
                    Registration Statement.

Exhibit 23     -    Consent  of  Independent  Certified  Public  Accountants.  Filed with this Registration Statement.
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                                       -8-

Exhibit 24.A   -    Powers of Attorney authorizing signature.  Filed as Exhibit 24.A to
                    Registration Statement No. 333 37396 and Exhibit 24.B to
                    Registration Statement No. 333-40258 and incorporated herein by reference.

Exhibit 24.B   -    Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to
                    Registration Statement No. 333-37396 and incorporated herein by reference.
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